BRANDES INTERNATIONAL SMALL CAP EQUITY FUND
Summary Prospectus

Class I Ticker Symbol: BISMX Class S Ticker Symbol: BISSX	January 31, 2012 (as supplemented March 13, 2012)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesinstitutionalfunds.com/bismx/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2012, as supplemented March 13, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes International Small Cap Equity Fund (the “International Small Cap Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class S
	None	None
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	5.82%	5.82%

Total Annual Fund Operating Expenses	6.77%	7.02%
Less Fee Waiver and/or Expense Reimbursement	-5.62%	-5.62%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.40%

(1)
The Advisor has contractually agreed to limit the International Small Cap Fund’s Class I and Class S annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.15% for Class I and 1.40% for Class S as percentages of the Fund’s respective classes’ average daily net assets through February 1, 2013 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps in effect at the time of the reimbursement.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the International Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$117	$1499
Class S	$143	$1568

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities issued by small capitalization companies located in at least three countries outside of the United States.  The Fund considers a company to be a small capitalization company if it has a market capitalization (market value of publicly traded securities) of $2 billion or less at the time of purchase.  Equity securities include common and preferred stocks, warrants, rights, convertible securities and shares of exchange-traded funds (“ETFs”) investing in such securities.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.  An issuer is determined to be located outside the United States on the basis of the issuer’s domicile, principal place of business, primary stock exchange listing, source of revenue or other factors.  The International Small Cap Fund does not invest more than 30% of its total assets, measured at the time of purchase, in securities of companies located in countries considered to have emerging securities markets.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company’s earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the International Small Cap Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Small Cap Fund.  You could lose money on your investment in the International Small Cap Fund, or the International Small Cap Fund could underperform other investments.  Principal risks of the International Small Cap Fund are as follows:

•	Stock Risks – The values of the International Small Cap Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Small-Cap Company Risk – Securities of small-cap companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Small Cap Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Value Securities Risks – The International Small Cap Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of their underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance
The following performance information provides some indication of the risks of investing in the International Small Cap Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Small Cap Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes International Small Cap Equity Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares
Best Quarter	Q2	2009	46.08%
Worst Quarter	Q4	2008	-21.60%

Brandes International Small Cap Equity Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes International Small Cap Equity Fund	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	-16.03%	0.30%	10.38%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Class S Shares
Return Before Taxes	-16.03%	0.30%	10.38%
S&P Developed ex-U.S. SmallCap Index (reflects no deduction for fees, expenses or taxes)	-14.49%	-3.20%	9.44%

More on the International Small Cap Fund’s Performance
Prior to February 1, 2012, the Advisor managed a private investment fund with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the International Small Cap Fund.  The performance information shown for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund, which were lower than the International Small Cap Fund’s Class I and Class S current net expenses.  The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect Class I and Class S expenses, the performance would have been lower and Class S performance would have differed from Class I performance.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Bob Gallagher, CFA	Director – National Accounts and Small Cap Investment Committee Voting Member	2012
Ralph Birchmeier, CFA	Director – Investments and Small Cap Investment Committee Voting Member	2012
Luiz Sauerbronn	Director – Investments and Small Cap Investment Committee Voting Member	2012
Yingbin Chen, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012
Brian Matthews, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012
Mark Costa, CFA	Senior Analyst and Small Cap Investment Committee Voting Member	2012

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.